Visa Inc. Fiscal Fourth Quarter Financial Results October 31, 2012 Exhibit 99.2

Fiscal Fourth Quarter 2012 Financial Results 2
Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements can be identified by the terms  "believe," "continue," “expect," and similar references to the future.
Examples of such forward-looking statements include, but are not limited to, statements we make about revenue, incentive payments, expenses, operating margin, tax rate, earnings per share, capital expenditures, free cash flow and the growth of those items.
By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are neither statements of historical fact nor guarantees of future performance and
(iii) are subject to risks, uncertainties, assumptions and changes in circumstances that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements because of a variety of factors, including the following:
• the impact of laws, regulations and marketplace barriers, including:
• rules capping debit interchange reimbursement fees promulgated under the U.S. Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act;
• rules under the Dodd-Frank Act expanding issuers' and merchants' choice among debit payment networks;
• increased regulation outside the United States and in other product categories;
• increased government support of national payment networks outside the United States; and
• rules about consumer privacy and data use and security;
• developments in litigation and government enforcement, including those related to interchange reimbursement fees, antitrust and tax disputes;
• economic factors, such as:
• an increase or spread of the current European crisis involving sovereign debt and the euro;
• the so-called “fiscal cliff” in the United States: the combination of expiring tax cuts and mandatory reductions in federal spending at the end of 2012;
• other global economic, political and health conditions;
• cross-border activity and currency exchange rates; and
• material changes in our clients' performance compared to our estimates;
• industry developments, such as competitive pressure, rapid technological developments and disintermediation from the payments value stream;
• system developments, such as:
• disruption of our transaction processing systems or the inability to process transactions efficiently;
• account data breaches or increased fraudulent or other illegal activities involving our cards; and
• issues arising at Visa Europe, including failure to maintain interoperability between our systems;
• costs arising if Visa Europe were to exercise its right to require us to acquire all of its outstanding stock;
• loss of organizational effectiveness or key employees;
• failure to integrate acquisitions successfully or to effectively launch new products and businesses;
• changes in accounting principles or treatments; and
the other factors discussed in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission. You should not place undue reliance on such statements. Unless required to do so by law,we do not intend to update or revise any forward-looking statement, because of new information or future developments or otherwise.

Fiscal Fourth Quarter 2012 Financial Results 3
Solid Fiscal Fourth Quarter Results
Strong operating revenues of $2.7 billion for the fourth quarter, up 15% over prior year
Adjusted quarterly net income of $1.0 billion, up 18%, and adjusted diluted earnings per share of $1.54, up 21% over prior year
Total as-converted class A common stock was reduced by 2.5 million shares, at an average price of $127.05 per share, utilizing $324 million of operating cash on hand
Continued positive secular trends and spending momentum contributed to growth in key underlying business drivers
Fiscal Fourth Quarter 2012 Financial Results 3
Note: See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.

2011
2012
941
978
U.S. 518
ROW 423
U.S. 512
ROW 466
572
623
U.S. 224
ROW 348
US 246
ROW 378
369
355
U.S. 294
ROW 75
U.S. 267
ROW 88
Total Visa Inc.
Credit
Debit

Fiscal Fourth Quarter 2012 Financial Results 4
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(nominal)
9% (4%) 4%
YOY Change
(constant)
6% 12% (2%)
Note: Figures may not recalculate exactly due to rounding. Percentage changes calculated based on whole numbers, not the rounded numbers presented. From time to time, previously submitted volume information may be updated. Prior period updates are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
ROW = Rest of World
Quarter ended June

2011
2012
971
1,008
U.S. 517
ROW 454
U.S. 521
ROW 487
598
642
U.S. 229
ROW 369
U.S. 250
ROW 393
373
365
U.S. 288
ROW 85
U.S. 271
ROW 94
Total Visa Inc.
Credit
Debit

Fiscal Fourth Quarter 2012 Financial Results 5
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(nominal)
7% (2%) 4%
YOY Change
(constant)
6% 10% –%
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material.
Figures may not recalculate exactly due to rounding. Percentage changes calculated based on whole numbers, not the rounded numbers presented.
Quarter ended September
ROW = Rest of World

2011
2012
518
512
248
277
85
88
55
56
35
45
United States
Asia Pacific
Latin America and Caribbean
Canada
Central and Eastern Europe, Middle East and Africa

Fiscal Fourth Quarter 2012 Financial Results 6
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(nominal)
12% 2% (1%) 3% 28%
YOY Change
(constant)
(1%) 13% 6% 20% 39%
Note: Figures may not recalculate exactly due to rounding. Percentage changes calculated based on whole numbers, not the rounded numbers presented. From time to time, previously submitted volume information may be updated. Prior period updates are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
Quarter ended June

Fiscal Fourth Quarter 2012 Financial Results 7
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(nominal)
6% 2% 1% 5% 26%
YOY Change
(constant)
8% 3% 1% 21% 35%
Quarter ended September
2011
2012
517
272
89
56
37
521
290
93
57
47
United States Asia Pacific Latin America and
Caribbean
Canada Central and
Eastern Europe,
Middle East and
Africa
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material.
Figures may not recalculate exactly due to rounding. Percentage changes calculated based on whole numbers, not the rounded numbers presented.

Fiscal Fourth Quarter 2012 Financial Results 8
Transactions
in millions, except percentages
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks. Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. From time to time, previously submitted transaction information may be updated. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
4%
2%
2011
2012
Quarter ended September
Credit
36%
Debit
64%
Credit
38%
Debit
62%
19,808
13,263
20,532
13,573
Total
Transactions
Processed
Transactions

Fiscal Fourth Quarter 2012 Financial Results 9
Total Cards
in millions, except percentages
YOY
Change
10% 7% 2%
Note: From time to time, previously submitted card information may be updated.  Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes calculated based on whole numbers, not the rounded numbers presented.
2011
2012
766
1,137
1,903
781
1,251
2,032
Credit Debit Visa Inc.
Quarter ended June

Fiscal Fourth Quarter 2012 Financial Results 10
Revenue – Q4 2012
US$ in millions, except percentages
YOY
Change
(2%) 15% 11%
Note: Figures may not recalculate exactly due to rounding. Percentage changes calculated based on whole numbers, not the rounded numbers presented.
FY12 % of
Gross Revenues
17% 83%
2,959
(576)
2,383
3,294
(563)
2,731
Gross Revenues Incentives Net Operating
Revenues
Fiscal 2011
Fiscal 2012

Fiscal Fourth Quarter 2012 Financial Results 11
Revenue Detail – Q4 2012
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentage changes calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
15% 5% 14% –%
Fiscal 2012
Fiscal 2011
International
Transaction
Revenues
Other Revenues Data Processing
Revenues
Service
Revenues
1,105
925
758
171
1,264
1,062
796
172

Fiscal 2011
Fiscal 2012
2,383
2,731
1,021
1,209
1,362
1,522
57%
56%
Net Operating Revenues
Total Operating Expenses
Operating Income
Operating Margin

Fiscal Fourth Quarter 2012 Financial Results 12
Operating Margin – Q4 2012
US$ in millions, except percentages
YOY
Change
18% 12%
15%
(1 ppt)
Note: Operating margin is calculated as operating income divided by total operating revenues. Figures may not recalculate exactly due to rounding. Percentage changes calculated based on whole numbers, not the rounded numbers presented.

Fiscal 2011
Fiscal 2012
388
471
106
111
239
271
115
134
77
89
95
131
1
2
Personnel
Network & Processing
Marketing
Professional Fees
Depreciation & Amortization
General & Administrative
Litigation Provision

Fiscal Fourth Quarter 2012 Financial Results 13
Operating Expenses – Q4 2012
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding.  Percentage changes calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
13% 17% 22% 39% 16% 4% NM

Fiscal Fourth Quarter 2012 Financial Results 14
Other Financial Results
• Cash, cash equivalents, restricted cash, and available-for-sale investment securities of $10.5 billion at the end of the fiscal year, which includes $4.4 billion of restricted cash in the litigation escrow account
• Free cash flow of $1.3 billion for the fiscal fourth quarter
• Capital expenditures of $141 million during the fiscal fourth quarter

Fiscal Fourth Quarter 2012 Financial Results 15
Financial Metrics for Fiscal Year 2013
Adjusted annual operating margin
Marketing expenses
Client incentives as % of gross revenues
Annual net revenue growth
Low double
digits
18% to 18.5%
range
Under $1
billion
About 60%

Fiscal Fourth Quarter 2012 Financial Results 16
Financial Metrics for Fiscal Year 2013
Tax rate
Adjusted annual diluted class A common stock
earnings per share growth
Capital expenditures
Annual free cash flow
30% to 32%
range
High teens
$425 million to
$475 million
range
About $5
billion

Appendix Reconciliation of Non-GAAP Measures

Fiscal Fourth Quarter 2012 Financial Results
Reconciliation of Non-GAAP
Financial Results – Q4 2012
US$ in millions, except per share data
During the fourth quarter of fiscal 2012, the IRS issued a revised Revenue Agent Report effectively withdrawing its proposed adjustment, which would have disallowed the deduction of payments made in fiscal 2008 to settle the
American Express litigation. As a result, during the quarter, we reevaluated and reversed all previously recorded tax reserves and accrued interest associated with the deductibility of covered litigation expense (“reversal of tax reserves”), which increased our net income by $627M for the quarter. These adjustments are non-recurring in nature and are not indicative of our financial performance in the current or future periods. As such, we believe the presentation of adjusted financial results excluding these amounts provides a clearer understanding of our operating performance for the current period.
(1) Figures may not recalculate exactly due to rounding. Diluted earnings per share figures are calculated based on whole numbers, not the rounded numbers presented.
Note: There were no comparable adjustments in the three months ended September 30, 2011. As such, we do not present adjusted results for that period.
Diluted earnings
per share
(1)
As reported 1,662 $                           2.47 $
Reversal of tax reserves (627) $                             (0.93)
Adjusted 1,035 $                           1.54 $
Diluted weighted-average shares
outstanding 672
Three Months Ended  September 30, 2012
Net income attributable
to Visa Inc.
A1

Fiscal Fourth Quarter 2012 Financial Results
Reconciliation of Non-GAAP
Financial Results – Full Year
Our financial results for fiscal 2012 and 2011 were impacted by the following special items:
• Reversal of tax reserves: During the fourth quarter of fiscal 2012, we reversed all previously recorded tax reserves and accrued interest associated with the deductibility of covered litigation expense, which increased our net income by $627 million for the fourth quarter of fiscal 2012. The reversed tax reserves included $301 million originally recorded in the third quarter of fiscal 2012;
therefore, the full-year impact of this adjustment was only $326 million.
• Litigation provision: During the third quarter of fiscal 2012, we recorded a provision of $4.1 billion and related tax benefits associated with litigation covered by the retrospective responsibility plan (the “plan”).
• Deferred tax adjustment: During the second quarter of fiscal 2012, we recorded a one-time, non-cash benefit of $208 million resulting from the remeasurement of our net deferred tax liabilities due to changes in the California state apportionment rules.
• Revaluation of the Visa Europe put option: During the third quarter of fiscal 2011, we recorded a decrease of $122 million in the fair value of the Visa Europe put option, which resulted in the recognition of non-cash, non-operating other income.
We believe inclusion of these items is not indicative of our financial performance in the current or future periods, as amounts are either non-recurring, have no cash impact or are covered by the plan. As such, we believe the presentation of our adjusted financial results provides a clearer understanding of our operating performance for these periods.
(1) Operating margin is calculated as operating income divided by total operating revenues.
(2) Figures in the table may not recalculate exactly due to rounding. Diluted earnings per share figures are calculated based on whole numbers, not the rounded numbers presented.
(3) Non-cash, non-operating other income resulting form the revaluation of the Visa Europe put option is not subject to tax
2012 2011 2012 2011 2012 2011 2012 2011
As reported $    8,282 $  3,732 21% 59% 2,144 $      3,650 $       3.16 $      5.16 $
Reversal of tax reserves - - - - (326) - (0.48) -
Litigation Provision (4,098) - 39% - 2,593 - 3.82 -
Impact of deferred tax adjustment - - - - (208) - (0.31) -
Revaluation of Visa Europe put option
(3)
- - - - - (122) - (0.17)
Adjusted $    4,184 $  3,732 60% 59% 4,203 $      3,528 $       6.20 $      4.99 $
Diluted weighted-average shares
outstanding 678 707
Twelve Months Ended  September 30,
Diluted earnings per
share (2)
Operating
Expenses Operating Margin (1)
Net income attributable to
Visa Inc.
A2
US$ in millions, except percentages and per share data

Fiscal Fourth Quarter 2012 Financial Results
Reconciliation of Non-GAAP
Financial Results – Effective Tax Rate
Our effective income tax rate for fiscal 2012 was impacted by the aforementioned special items. We believe inclusion of these special items in our effective income tax rate is not indicative of our financial performance in the current or future periods, as amounts are either non-recurring, have no cash impact or are covered by the plan. As such, we believe the presentation of our adjusted effective income tax rate provides a clearer understanding of our operating performance for these periods.
Note: Effective income tax rate calculated based on whole numbers, not  the rounded numbers presented. There were no comparable adjustments in the three and twelve months ended September 30, 2011. As such, we do not present adjusted results for those periods.
Income
Before
Income taxes
Income Tax
(Benefit)
Provision
Effective
Income
Tax Rate
Income
Before
Income taxes
Income Tax
Provision
Effective
Income Tax
Rate
As reported 1,588 $     5% 2,207 $    65 $       3%
Reversal of tax reserves (43) 584 (43) 283
Litigation provision - - 4,098 1,505
Impact of deferred tax adjustment - - - 208
Adjusted 1,545 $     510 $         33% 6,262 $    2,061 $   33%
Twelve Months Ended
September 30, 2012
Three Months Ended
September 30, 2012
A3
(74) $
US$ in millions, except per share data

Fiscal Fourth Quarter 2012 Financial Results
Calculation of Free Cash Flow
US$ in millions
A4
(1) Includes changes in client incentives, trade receivable/payable, settlement receivable/payable, and personnel incentives.
Additions (+) /
Reductions (-) to
Net income
attributable to
Visa Inc.
Net income attributable to Visa Inc. (as reported) 1,662 2,144
Capital Assets + Depreciation and amortization 89 333
- Capital expenditures (141) (376)
(52)
(43)
Litigation
+ Litigation provision 2 4,100
+ Accretion expense - 1
- Settlement payments - (140)
+ Settlement payments funded by litigation escrow - 140
2
4,101
Share-based Compensation
+ Share-based compensation 35
147
Pension
+ Pension expense 12 48
- Pension contribution (88) (88)
(76)
(40)
Taxes
+ Income tax (benefit) expense (74) 65
- Income taxes paid (482) (2,057)
(556) (1,992)
Changes in Working Capital
(1)
+/- Changes in other working capital accounts 257 515
Total Free Cash Flow
1,272 4,832
Three Months Ended
September 30, 2012
Twelve Months Ended
September 30, 2012